SECURITY NATIONAL FINANCIAL CORPORATION


                                            August 10, 1995



Dear Shareholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend Security National Financial Corporation's Annual Meeting of Shareholders to be held on September 25, 1994 at 12:00 noon, Mountain Daylight Savings Time, at Mountain View Cemetery, 3115 East 7800 South, Salt Lake City, Utah.

The matters to be addressed at the meeting will include the election of nine directors. I will also report on the business activities of the Company and answer any shareholder questions.

Your vote is very important. We hope you will take a few minutes to review the Proxy Statement and complete, sign, and return your Proxy Card in the envelope provided, even if you plan to attend the meeting. Please note that sending us your Proxy will not prevent you from voting in person at the meeting, should you wish to do so.

Thank you for your support of Security National Financial
Corporation.  We look forward to seeing you in Salt Lake City.

                              Sincerely yours,

                              SECURITY NATIONAL
                              FINANCIAL CORPORATION


                              George R. Quist
                              President and Chief
                              Executive Officer

                        SECURITY NATIONAL FINANCIAL CORPORATION

                            5300 South 360 West, Suite 310
                              Salt Lake City, Utah 84123

                        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Security National Financial Corporation (the "Company"), a Utah corporation, will be held on September 25, 1995, at Mountain View Cemetery, 3115 East 7800 South, Salt Lake City, Utah, at 12:00 noon, to consider and act upon the following:

      1. To elect a Board of Directors consisting of nine directors (three directors to be elected exclusively by the Class A common stockholders voting separately as a class and the remaining six directors to be elected by the Class A and Class C common stockholders voting together) to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified; and

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on July
20, 1995, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.


STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. A PROXY STATEMENT AND PROXY CARD ARE ENCLOSED HEREWITH. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.


                          By Order of the Board of Directors

                          William C. Sargent
                          Secretary

Salt Lake City, Utah, August 10, 1995

                     SECURITY NATIONAL FINANCIAL CORPORATION

                          5300 South 360 West, Suite 310
                            Salt Lake City, Utah 84123

                                PROXY STATEMENT

                          Annual Meeting of Stockholders
                          To Be Held September 25, 1995

                               GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security National Financial Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on September 25, 1995, at Mountain View Cemetery, 3115 East 7800 South, Salt Lake City, Utah,at 12:00 noon, or at any adjournment or postponement(s) thereof (the "Annual Meeting"). The shares covered by the enclosed Proxy, if such is properly executed and received by the Board of Directors prior to the meeting, will be voted in favor of the proposals to be considered at the Annual Meeting, and in favor of the election of the nominees to the Board of Directors (three nominees to be elected by the Class A common stockholders voting separately as a class and six nominees to be elected by the Class A and Class C common stockholders voting together) as listed unless such Proxy specifies otherwise, or the authority to vote in the election of directors is withheld. A Proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at its above address. Stockholders may vote their shares in person if they attend the Annual Meeting, even if they have executed and returned a Proxy. This Proxy Statement and accompanying Proxy Card were mailed to stockholders on or about August 10, 1995.

Your vote is important.  Please complete and return the Proxy
Card so your shares can be represented at the Annual Meeting, even if you plan to attend in person.

If a shareholder wishes to assign a proxy to someone other than the Directors' Proxy Committee, all three names appearing on the Proxy Card must be crossed out and the name(s) of another person or persons (not more than three) inserted. The signed card must be presented at the meeting by the person(s) representing the shareholder.

The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation.

The matters to be brought before the Annual Meeting are (1) the election of directors to serve for the ensuing year, and
(2) any other business as may properly come before the Annual
Meeting.

               VOTING SECURITIES

Only holders of record of Common Stock at the close of business on July 20, 1995, will be entitled to vote at the Annual Meeting. As of March 31, 1995, there were issued and outstanding 3,026,394 hares of Class A Common Stock, $2.00 par value per share, and 2,250,765 shares of Class C Common Stock $.40 par value per share resulting in a total of 5,277,159 shares of both Class A and Class C Common Stock outstanding.
A majority of the outstanding shares (2,638,580) of Common Stock will constitute a quorum for the transaction of business at the meeting.

The holders of either class of Common Stock of the Company are entitled to one vote per share. Cumulative voting is not permitted in the election of directors.

The Articles of Incorporation of the Company provide that the Class A common stockholders and Class C common stockholders have different voting rights in the election of directors.
The Class A common stockholders voting separately as a class will be entitled to vote for three of the nine directors to be elected (the nominees to be voted upon by the Class A stockholders separately consist of Messrs. William C. Sargent, Richard E. Myers and R.A.F. McCormick). The remaining six directors will be elected by the Class A and Class C common stockholders voting together, (the nominees to be so voted upon consist of, Messrs. George R. Quist, Scott M. Quist, Charles L. Crittenden, Sherman B. Lowe, Nathan H. Wagstaff and
W. Lowell Steen). For the other business to be conducted at the Annual Meeting, the Class A and Class C common stockholders will vote together, one vote per share. Class A common stockholders will receive a different form of Proxy than the Class C common stockholders.

                ELECTION OF DIRECTORS

There are three committees of the Board of Directors which meet periodically during the year, the Audit Committee, the Compensation Committee, and the Executive Committee. The
Board of Directors does not have a Nominating Committee.

The Compensation Committee is responsible for recommending to the Board for approval the annual compensation of each executive officer of the Company and the chief executive officers of the Company's subsidiaries, developing policy in the areas of compensation and fringe benefits, contributions under the Employee Stock Ownership Plan and the creation of other employee compensation plans. The Compensation Committee consists of Messrs. Charles L. Crittenden, Sherman B. Lowe, George R. Quist and W. Lowell Steen. During 1994 the Compensation Committee met on two occasions.

The Audit Committee directs the auditing activities of the Company's internal auditors and outside public accounting firm and approves the services of the outside public accounting firm. The Audit Committee consists of Messrs. Charles L. Crittenden, Sherman B. Lowe, and Nathan H. Wagstaff. During 1994 the Audit Committee met on two occasions.

The Executive Committee reviews Company policy, major investment activities and other pertinent transactions of the Company. The Executive Committee consists of Messrs. Richard
E. Myers, George R. Quist, Scott M. Quist, and William C.
Sargent. During 1994 three of the four members of the Executive Committee met on five occasions.

During 1994 there were six meetings of the Company's Board of Directors.

The By-laws of the Company provide that the Board of Directors shall consist of not less than three nor more than eleven members. The term of office of each director is for a period of one year or until the election and qualification of his successor. Directors need not be a resident of the State of Utah but must be a stockholder of the Company.

The size of the Board of Directors of the Company for the coming year is nine members. Unless authority is withheld by your Proxy, it is intended that the Common Stock represented by your Proxy will be voted for the respective nominees listed below. If any nominee should not serve for any reason, the Proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The Board of Directors has no reason to expect that any nominee will be unable to serve. There is no arrangement between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director. There is no family relationship between or among any of the nominees, except that Scott M. Quist is the son of George R. Quist.

The Nominees

The nominees to be elected by the holders of Class A Common
Stock are as follows:

                                                 Position(s)
                                                    with
Name               Age          Since            the Company
- ----              ----         -------           -----------
William C.
   Sargent          66        February 1980    Senior Vice President,
                                               Secretary and Director
Richard E.
   Myers            62        December 1990    Director

R.A.F.
   McCormick        81        October 1979     Director

The nominees for election by the holders of Class A and Class C Common Stock, voting together, are as follows:

                                                      Position(s)
                                                         with
Name               Age           Since                the Company
- ----             ------         ------               ------------
George R.
   Quist           74           October 1979      Chairman of the
                                                  Board, President
                                                  and Chief Executive
                                                  Officer
Scott M.
   Quist            41           May 1986         First Vice
                                                  President, General
                                                  Counsel, Treasurer
                                                  and Director


                                                      Position(s)
                                                         with
Name               Age            Since              the Company
- ----              ----           ------             -------------
Charles L.
   Crittenden      75         October 1979        Director
Sherman B.
   Lowe            80         October 1979        Director
Nathan H.
   Wagstaff        74         October 1979        Director
W. Lowell
   Steen           80         October 1979        Director


The following is a description of the business experience of each of the nominees and directors.

George R. Quist, age 74, has been Chairman of the Board of Directors, President and Chief Executive Officer of the
Company since October 1979. From 1946 to 1960, he was an agent, District Manager and Associate General Agent for various insurance companies. From 1960 to 1964, he was Treasurer and Executive Vice President of Pacific Guardian
Life Insurance Company.  Mr. Quist also served from 1981 to
1982 as the President of The National Association of Life
Companies, a trade association of 642 life insurance companies, and from 1982 to 1983 as its Chairman of the Board.

William C. Sargent, age 66, has been Senior Vice President of the Company since 1980, Secretary since October 1993, and a director since February 1980. Prior to that time, he was employed by Security National as a salesman and agency superintendent.

Scott M. Quist, age 41, has been General Counsel of the Company since 1982, a Vice President since 1983, Treasurer since October 1993, and a director since May, 1986. From 1980 to 1982, Mr. Quist was a tax specialist with Peat, Marwick, Main, & Co., in Dallas, Texas. Since 1986 he has been a director of The National Association of Life Companies, a trade association of 642 insurance companies and its Treasurer until its merger with the American Council of Life Companies. Mr. Quist is currently a member of the Board of Governors of the Forum 500 Section (representing small companies) of the American Council of Life Insurance. Mr. Quist has also been a director since November 1993 of Key Bank of Utah.

Charles L. Crittenden, age 75, has been a director of the Company since October 1979. Mr. Crittenden is sole stockholder of Crittenden Paint & Glass Company since 1958.
He is a 50% stockholder of Crittenden Enterprises, a real estate development company and Chairman of the Board of Linco, Inc.

Sherman B. Lowe, age 80, has been a director of the Company since October 1979. Mr. Lowe was formerly President and
Manager of Lowe's Pharmacy, Salt Lake City, Utah, for the past 30 years. He is now retired. He is a one-third owner of Burton-Lowe Ranches, a general partnership.

R.A.F. McCormick, age 81, has been a director of the Company since October 1979. He is the past Vice President of Sales for Cloverclub Foods. He is now retired.

Richard E. Myers, age 62, was elected a director of the Company on December 27, 1990. Mr. Myers is President and majority owner of Myers Mortuary located in Ogden, Utah. Myers Mortuary owns a percentage interest in the Evergreen Memorial Park, which is jointly owned with Security National Financial Corporation. He is past President of the National Funeral Directors Association and the Utah Funeral Directors Association. Mr. Myers has been a funeral director for over 40 years and is serving on the Board of Trustees of the McKay Dee Hospital. He previously served as Chairman of the Board of Trustees of Weber State University.

W. Lowell Steen, age 80, has been a director of the Company since October 1979. He has been a real estate investment broker for the last 13 years. Prior to that time, he was a large-scale rancher, food processor, and in related concerns. Currently, he is President and sole stockholder of Lowell Steen, Inc., a real estate company.

Nathan H. Wagstaff, age 74, has been a director of the Company since October, 1979. He has served as President and Chairman of the Board of Directors of Nate Wagstaff Company, Inc., since 1975. He has also served as President and General Manager of Western States Distribution Company, Highland Petroleum Company, Inc., and Holiday Oil Company. Mr. Wagstaff is the sole stockholder of Nate Wagstaff Company, Inc., an oil distribution company.

Executive Officers

   The following table sets forth certain information with respect to the executive officers of the Company (the business biographies for the first three individuals are set forth above):


   Name                              Age              Title
- --------                            -----            -------
George R. Quist1                     74               Chairman of the Board,
                                                      President and Chief
                                                      Executive Officer

Scott M. Quist1                      41               First Vice President,
                                                      General Counsel and
                                                      Treasurer

William C. Sargent                   66               Senior Vice President and
                                                      Secretary

1George R. Quist is the father of Scott M. Quist.

The Board of Directors of the Company has a written procedure which requires disclosure to the Board of any material interest or any affiliation on the part of any of its officers, directors or employees which is in conflict or may be in conflict with the interests of the Company.

No director, officer or 5% stockholder of the Company or its subsidiaries, or any affiliate thereof has had any transactions with the Company or its subsidiaries during 1994 or 1993 other than employment arrangements or as described above.

None of the Directors are board members of any other company having a class of equity securities registered under the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940, as amended, with the exception of Scott
M. Quist, who is a director of Key Bank of Utah. All directors of the Company hold office until the next annual meeting of stockholders, until their successors have been elected and qualified, or until their earlier resignation or removal.

           PRINCIPAL STOCKHOLDERS AND STOCK HOLDINGS OF MANAGEMENT

The following table sets forth security ownership information of the Company's Class A and Class C Common Stock as of April 30, 1995, (i) for persons who who own beneficially more than 5% of the Company's outstanding Class A or Class C Common Stock, (ii) each director of the Company, and (iii) for all executive officers and directors of the Company as a group.


                                                               Class A
                       Class A              Class C           and Class C
                     Common Stock         Common Stock       Common Stock
                    --------------       -------------      --------------
Name and           Amount               Amount              Amount
Address of         Benefi-   Percent    Benefi-   Percent   Benefi-    Percent
Beneficial         cially      of       cially      of      cially        of
Owner              Owned      Class      Owned     Class    Owned       Class
- ----------        --------   -------   --------   ------    -------    -------
George R. Quist
  4491 Wander
   Lane
  Salt Lake City,
   Utah 84117   219,444(1)(2)   7.3  1,109,828(1)(2) 49.3 1,329,272(1)(2)  25.2

William C. Sargent
  4974 Holladay Blvd.
  Salt Lake City,
   Utah 84115    56,065(1)(2)   1.9    131,702(1)(2)  5.9   187,767(1)(2)   3.6

Employee Stock
  Ownership Plan(3)
  5300 South 360 West
     Suite 310
  Salt Lake City,
     Utah 84123       573,665  19.0          484,263  21.5      1,057,928  20.0

Charles L. Crittenden
  248 - 24th Street
  Ogden, Utah 84404     --      *             73,554   3.3         73,554   1.4

Sherman B. Lowe
  2197 South 2100 East
  Salt Lake City,
     Utah 84109        17,487   *             80,385   3.6         97,872   1.9

Richard E. Myers
  845 Washington Blvd.
  Ogden, Utah 84404     1,778   *               --      *           1,778   *

R.A.F. McCormick
  400 East Crestwood
     Road
  Kaysville,
     Utah 84037       8,387(1)   *         41,938(1)   1.9       50,325(1) 1.0

Scott M. Quist
7 Wanderwood Way
  Sandy, Utah 84094    31,117   1.0           22,090   1.0          53,207 1.0

W. Lowell Steen
  12705 SW River Rd.
     Apt. 507A
  Lake Osewego,
     Oregon 97034         200    *               730    *              930  *

Nathan H. Wagstaff
  2131 King Street
  Salt Lake City,
     Utah 84109        20,945    *            78,867   3.5          99,812  1.9

Associated Investors(4)
  5300 So. 360 W.
     Suite 310
  Salt Lake City,
     Utah 84123        60,773   2.0          202,025   9.0         262,798  5.0

All directors and
  executive
  officers (9
    persons)          355,423  11.7        1,539,094  68.4       1,894,517 35.9

*   Less than one percent

(1) Does not include 573,600165 shares of Class A Common Stock and 484,263 shares of Class C Common Stock owned by the Company's Employee Stock Ownership Plan (ESOP), of which George R. Quist, William C. Sargent, and R.A.F. McCormick are the trustees and accordingly, exercise shared voting and investment powers with respect to such shares.

(2) The number of shares shown in the table for George R. Quist and William C. Sargent does not include 60,773 shares of Class A Common Stock and 202,025 shares of Class C Common Stock owned by Associated Investors, a Utah general partnership, of which these individuals are the managing partners and, accordingly, exercise shared voting and investment powers with respect to such shares.

(3)  The trustees of the Employee Stock Ownership Plan
(ESOP) are George R. Quist, William C. Sargent, and R.A.F.
McCormick, who exercise shared voting and investment powers.

(4) The managing partners of Associated Investors are George R. Quist and William C. Sargent, who exercise shared voting and investment powers.

The Company's officers and directors, as a group, own beneficially approximately 35.9% of the outstanding shares of the Company's Class A and Class C Common Stock.

                  Executive Compensation

The following table discloses compensation received by the Company's Chief Executive Officer and the three other most highly compensated executive officers who were serving as executive officers at December 31, 1994.

             Summary Compensation Table

                                   Annual Compensation

                                                     Other
                                                     Annual
Name and                                             Compen-
Principal Position       Year     Salary     Bonus   sation(2)
- ------------------      -----     ------     -----   ---------
George R. Quist(1)      1994     $102,245   $15,303   $2,400
  Chairman of the
  Board, President      1993      101,223    15,303    2,400
  and Chief
  Executive Officer     1992       93,325    14,857    2,400

William C. Sargent      1994       82,777    10,725    4,500
 Senior Vice
  President,
  Director and          1993       90,842     7,725    4,500
  Secretary             1992       79,671     5,000    4,500

Scott M. Quist(1)       1994       82,502    12,000    7,200
  First Vice
  President,
  General Counsel,      1993       73,518     9,246    7,200
  Director and
  Treasurer             1992       66,936     8,977    6,000

                                       Long-Term
                                      Compensation
                                     --------------
                                 Awards         Payouts
                                -------         -------
                                                               All
                                  Stock                       Other
Name and                         Options     Incentive       Compen-
Principal Position      Year     (Shares)      Payouts       sation(3)
- ------------------     ------   ---------    ----------     ----------
George R. Quist(1)     1994            0          0           $ 8,263
  Chairman of the      1993       50,000          0            14,600
  Board, President     1992            0          0            13,955
  and Chief
  Executive Officer

William C. Sargent     1994            0          0           $ 4,020
 Senior Vice           1993       40,000          0             8,608
  President,           1992            0          0             7,546
  Director and
  Secretary

Scott M. Quist(1)      1994             0         0           $ 3,924
First Vice             1993             0         0             3,924
  President,           1992             0         0             6,619
  General Counsel,
  Director and
  Treasurer
_____________________________

(1)  George R. Quist is the father of Scott M. Quist.

(2) The amounts indicated under "Other Annual Compensation" for 1994 consist of payments related to the operation of automobiles by the named executive officers. However such payments do not include the furnishing of an automobile by the Company to George R. Quist, William C. Sargent and Scott
M. Quist nor the payment of insurance and property taxes with respect to the automobiles operated by the named executive officers.

(3) The amounts indicated under "All Other Compensation" for 1994 consist of (a) amounts contributed by the Company into a trust for the benefit of the named executive officers under the Employee Stock Ownership Plan (George R. Quist, $3,526; William C. Sargent, $2,805; and Scott Quist, $2,709); (b) insurance premiums paid by the Company with respect to a group life insurance plan for the benefit of the named executive officers ($2,522 for all named executive officers as a group, or $92.00 for George R. Quist, $1,215 for William C. Sargent and Scott M. Quist, and $1,215 for each individual officer); and (c) life insurance premiums paid by the Company for the benefit of the family of Mr. George R. Quist ($4,645).

The Company's Board of Directors has a written procedure which requires disclosure to the Board of any material interest or any affiliation on the part of any of its officers, directors or employees which is in conflict or may be in conflict with the interests of the Company.

No director, officer or 5% stockholder of the Company or its subsidiaries, or any affiliate thereof, has engaged in any business transactions with the Company or its subsidiaries during 1993 or 1994 other than as described herein.

The following table shows the number of shares covered by all exercisable and non-exercisable stock options held by the named executive officers as of December 31, 1994. Also reported are the year-end values for their exercised "in-the-money" options, which represent the positive spread between the exercise price of any such options and the year-end market price of the Company's Class A Common Stock.

              Option Exercises and Fiscal Year-End Values

                       Number of                     Value of
                      Unexercised                    Unexercised
                        Options                      In-the-Money
                        Held at                       Options at
                      December 31,                    December 31,
                         1994                             1994
                      ------------                    -------------
                Exercis-       Unexercis-      Exercis-        Unexercis-
Name             able            able           able              able
- -----          ---------       ---------      ---------        ----------
George R.
  Quist. . . . .105,000         25,000            $0               $0
William C.
  Sargent . . .  43,200         20,000             0                0
Scott M.
  Quist. . . . . 47,000              0             0                0

None of the named executive officers exercised options during 1994. Messrs. George R. Quist and William C. Sargent were granted options to purchase 50,000 shares and 40,000 shares, respectively, on April 29, 1994 under the 1993 Stock Option Plan. Of these recently granted options, 50% were exercisable on April 29, 1993 and the remaining 50% were exercisable on April 29, 1994.

                 Retirement Plans

George R. Quist, who has been Chairman, President and Chief Executive Officer of the Company since 1979, has a Deferred Compensation Agreement, dated December 8, 1988, with the Company (the "Compensation Agreement"). This Compensation Agreement provides (i) upon Mr. Quist's retirement at the age of 70 or an earlier age as may be specified by the Board of Directors, the Company shall pay him $50,000 per year as an annual retirement benefit for a period of 10 years from the date of retirement; and (ii) upon his death, the remainder of such annual payments shall be payable to his wife, if she survives him.

The Compensation Agreement further provides that the Board of Directors may elect to pay the entire amount of deferred compensation in the form of a single lump-sum payment or other installment payments, so long as the term of such payments do not exceed 10 years. However, in the event Mr.
Quist's employment with the Company is terminated for any reason other than retirement, death or disability, the entire deferred compensation shall be forfeited by him.

Director's Fees

Directors of the Company (but not including directors who are employees) are paid a director's fee of $7,200 per year by the Company and are reimbursed for any travel expenses incurred in attending Board meetings. No additional amounts are paid by the Company for committee participation or special assignments.

             Compliance with Section 16(a)
        of the Securities Exchange Act of 1934

Effective May 1, 1991, the Securities and Exchange
Commission adopted revised rules regarding reporting of beneficial ownership of securities by officers, directors, and owners of more than 10% of any class of a company's equity securities. During 1994, through an oversight, George R. Quist, President and Chief Executive Officer of the Company, filed one late stock purchase transaction report covering one transaction.

           Employee Stock Ownership Plan

Effective January 1, 1980, the Company adopted an employee stock ownership plan (the "Ownership Plan") for the benefit of career employees and certain commissioned salespersons of the Company and its subsidiaries. The following is a description of the Ownership Plan, and is qualified in its entirety by the Ownership Plan, a copy of which is available for inspection at the Company's offices.

Under the Ownership Plan, the Company has discretionary power to make contributions on behalf of all eligible employees into a trust created under the Ownership Plan.
Employees become eligible to participate in the Ownership
Plan when they have attained the age of 19 and have completed one year of service (a twelve-month period in which the Employee completes at least 1,040 hours of service). The Company's contributions under the Ownership
Plan are allocated to eligible employees on the same ratio that each eligible employee's compensation bears to total compensation for all eligible employees during each year.
To date, the Ownership Plan has approximately 95 participants and had contributions payable to the Plan in 1994 of $54,288.

Benefits under the Ownership Plan vest as follows: 20% after the third year of eligible service by an employee, an additional 20% in the fourth, fifth, sixth and seventh years of eligible service by an employee. Benefits under the Ownership Plan will be paid out in one lump sum or in installments in the event the employee becomes disabled, reaches the age of 65, or is terminated by the Company and demonstrates financial hardship. The Ownership Plan Committee, however, retains discretion to determine the final method of payment. Finally, the Company reserves the right to amend or terminate the Ownership Plan at any time. The trustees of the trust fund under the Ownership Plan are Messrs. R.A.F. McCormick, George R. Quist, and William C. Sargent, all directors of the Company.

              1987 Incentive Stock Option Plan

On December 1, 1987, the Board of Directors of the Company adopted the Security National Financial Corporation 1987
Incentive Stock Option Plan (the "1987 Plan").  The 1987
Plan was approved at the Annual Meeting of the Stockholders held on July 11, 1988. The purpose of the 1987 Plan is to help the Company attract and retain the best available persons for positions of substantial responsibility by providing certain officers and key employees with an additional incentive to contribute to the success of the Company.

The 1987 Plan, as amended, provides that the Company may grant options to acquire an aggregate of 320,000 shares of Class A Common Stock of the Company to its officers and other key employees. The 1987 Plan provides authority for the formation of a Stock Option Plan Committee (the "Committee") which shall consist either of the Board of Directors or the Compensation Committee of the Board of Directors, to select the employees of the Company and its subsidiaries, to whom incentive stock options will be granted. No person may be granted any options unless he or she agrees to remain an employee of the Company for at least two years. There are approximately eight persons eligible to receive options under the 1987 Plan. All officers may participate in the 1987 Plan.

The 1987 Plan terminates 10 years from the effective date. Options are non-transferrable. The Company is to receive no cash consideration for granting options under the 1987 Plan. However, when an option is exercised, the holder is required to pay the exercise price, in cash or certified bank check, shares of the Company's Class A Common Stock or in any combination of the above, for the number of shares of stock to be issued on exercise of the option unless the holder elects to receive cash or stock by exercise of stock appreciation rights.

Options to purchase an aggregate of 381,700 shares of Class A Common Stock have been granted under the 1987 Plan. Of these options, options to purchase 184,900 shares were granted on December 7, 1987, options to purchase 146,800 shares were granted on December 31, 1988, and options to purchase 50,000 shares were granted on June 19, 1989. The options to purchase 90,500 shares which had been granted to George R. Quist and William C. Sargent on December 7, 1987, expired on December 7, 1992, the options to purchase 53,200 shares which had been granted to George R. Quist and William
C. Sargent on December 31, 1988, expired on December 31, 1993. The options to purchase 50,000 shares which had been granted to George R. Quist on June 19, 1989, expired on June 18, 1994, and the options to purchase 34,000 shares and 22,000 shares which had been granted to William L. Sargent on December 7, 1987 and December 31, 1988, respectively, expired on September 17, 1994.

Name of Individual or                 1987                  1988
 Identity of Group               Option Shares          Option Shares
- ---------------------            -------------          -------------
 Scott M. Quist                     29,0001                18,0002

   All executive
   officers and key
   employee option
   recipients as a
   group (5 persons)                 60,400                 71,600

   1 Exercisable at $3.65 per share
   2 Exercisable at $3.25 per share

    All options are currently exercisable.

                      1993 Stock Option Plan

On June 21, 1993, the Board of Directors adopted the Security National Financial Corporation 1993 Stock Incentive Plan (the "1993 Plan"), which reserves 300,000 shares of Class A Common Stock for issuance thereunder. The 1993 Plan was approved at the annual meeting of the stockholders held on June 21, 1993. The 1993 Plan allows the Company to grant options and issue shares as a means of providing equity incentives to key personnel, giving them a proprietary interest in the Company and its success and progress.

The 1993 Plan provides for the grant of options and the award or sale of stock to officers, directors, and employees of the Company. Both "incentive stock options," as defined under Section 422A of the Internal Revenue Code of 1986 (the "Code"), and "non-qualified options" may be granted pursuant to the 1993 Plan. On April 29, 1993, the Company granted options for 90,000 shares under the 1993 Plan to George R. Quist and William C. Sargent. Mr. Quist was granted options to purchase 50,000 shares of the Company's Class A Common Stock at an exercise price of $3.44 per share. Mr. Sargent was granted options to purchase 40,000 shares of Class A Common Stock at an exercise price of $3.13 per share. The exercise prices for the options granted are equal to or greater than the fair market value of the stock subject to such options as of the date of grant, as determined by the Company's Board of Directors. Of these recently granted options, 50% were exercisable on April 29, 1993 and the remaining 50% are exercisable on April 29, 1994.

The options granted on April 29, 1993, were to reward certain officers and key employees who have been employed by the Company for a number of years and to help the Company retain these officers by providing them with an additional incentive to contribute to the success of the Company.

The 1993 Plan is to be administered by the Board of Directors or by a committee designated by the Board. The terms of options granted or stock awards or sales effected under the 1993 Plan are to be determined by the Board of Directors or its committee. No options may be exercised for a term of more than ten years from the date of grant. Options intended as incentive stock options may be issued only to employees, and must meet certain conditions imposed by the code, including a requirement that the option exercise price be no less than the fair market value of the option shares on the date of grant. The 1993 Plan provides that the exercise price for non-qualified options will be not less than at least 50% of the fair market value of the stock subject to such option as of the date of grant of such options, as determined by the Company's Board of Directors.

The 1993 Plan has a term of ten years. The Board of Directors may amend or terminate the 1993 Plan at any time from time to time, subject to approval of certain modifications to the 1993 Plan by the shareholders of the Company as may be required by law or the 1993 Plan.

                        OTHER MATTERS

The Company knows of no other matters to be brought before the Annual Meeting; but if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their judgment.

          ANNUAL REPORT AND FINANCIAL STATEMENTS

You are referred to the Company's annual report, including financial statements, for the fiscal year ended December 31, 1994. The annual report is incorporated in this Proxy Statement and is not to be considered part of the soliciting material. The Company will provide, without charge to each stockholder upon written request, a copy of the Company's Annual Report Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1994. Such requests should be directed to Mr. William C. Sargent, Senior Vice President and Secretary, at P.O. Box 57250, Salt Lake City, Utah 84157-0250.

DEADLINE FOR RECEIPT OF STOCKHOLDER'S PROPOSALS FOR ANNUAL
MEETING TO BE HELD IN JUNE, 1996

Any proposal by a stockholder to be presented at the Company's next Annual Meeting expected to be held in June, 1996, must be received at the offices of the Company, P.O.
Box 57250, Salt Lake City, Utah 84157-0250, no later than
December 31, 1995.

The undersigned Class C common stockholder of Security National Financial Corporation acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held on September 25, 1994, at 3115 East 7800 South, Salt Lake City, Utah, at 12:00 noon local time, and hereby appoints Messrs. George R. Quist, William C. Sargent and Scott M. Quist, or any of them, each with full power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Annual Meeting of stockholders and at all adjournment(s) or postponement(s) thereof, hereby ratify and confirm all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above-named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

1. Election of six of the nine directors to be voted upon by Class A and Class C common stockholders together:
    [ ] FOR all nominees listed below (except as marked to the contrary below)
    [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

   George R. Quist, Scott M. Quist, Charles L. Crittenden
   Sherman B. Lowe, Nathan H. Wagstaff, W. Lowell Steen

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     (Continued on Other Side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES
LISTED IN PROPOSAL 1 ABOVE AND FOR PROPOSAL 2.

Dated this 10th day of August, 1995

- -------------------------------------------------------
Signature

- -------------------------------------------------------
Signature

Please sign your name exactly as it appears on your share certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please sign, date, and return this Proxy Card immediately.

NOTE: Securities Dealers or other representatives please state the number of shares voted by this Proxy.

The undersigned Class A common stockholder of Security National Financial Corporation acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held on September 29, 1994, at 3115 East 7800 South, Salt Lake City, Utah, at 12:00 noon, and hereby appoints Messrs. George R. Quist, William C. Sargent and Scott M. Quist, or any of them, each with full power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Annual Meeting of stockholders and at all adjournment(s) or postponement(s) thereof, hereby ratify and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above-named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

1. Election of three directors by Class A common stockholders voting separately as a class:
     [ ] FOR all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below
(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

  William C. Sargent, Richard E. Myers, R.A.F. McCormick

2. Election of the remaining six directors to be voted upon by Class A and Class C common stockholders together:
     [ ] FOR all nominees listed below (except as marked to the contrary below)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

Richard E. Myers, R.A.F. McCormick, Charles L. Crittenden,
Sherman B. Lowe, W. Lowell Steen, Nathan H. Wagstaff

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      (Continued on Other Side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES
LISTED IN PROPOSAL 1 and 2 ABOVE AND FOR PROPOSAL 3.

Dated this 10th day of August, 1995

- --------------------------------------------------------
Signature

- ---------------------------------------------------------
Signature


Please sign your name exactly as it appears on your share certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please sign, date, and return this Proxy Card immediately.

NOTE: Securities Dealers or other representatives please state the number of shares voted by this Proxy.